Dicerna 2020 Virtual R&D Update: Nedosiran, RG6346 and Going Beyond GalXC™ August 6, 2020 Exhibit 99.3

Forward-Looking Statements This presentation includes forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Examples of forward-looking statements include, among others, statements we make regarding: (i) Phase 1 proof-of-concept data for RG6346, an investigational GalXC™ RNAi treatment candidate for chronic hepatitis B virus (HBV) infection in development with Roche; (ii) multidose data from the PHYOX™3 trial of nedosiran, an investigational GalXC RNAi treatment candidate for primary hyperoxaluria (PH), (iii) first preclinical data on Dicerna’s RNAi technology in extrahepatic tissues; (iv) the therapeutic and commercial potential of nedosiran and (v) clinical development timelines and review related to nedosiran and continued alignment on the regulatory pathway to approval. The process by which investigational therapies, such as nedosiran, could potentially lead to an approved product is long and subject to highly significant risks. Applicable risks and uncertainties include those relating to Dicerna’s clinical research and other risks identified under the heading "Risk Factors" included in the Company’s most recent filings on Forms 10-K and 10-Q and in other future filings with the Securities and Exchange Commission. These risks and uncertainties include, among others, the cost, timing and results of preclinical studies and clinical trials and other development activities by us and our collaborative partners; the likelihood of Dicerna’s clinical programs being executed on timelines provided and reliance on the Company’s contract research organizations and predictability of timely enrollment of subjects and patients to advance Dicerna’s clinical trials; the reliance of Dicerna on contract manufacturers to supply its products for research and development and the risk of supply interruption from a contract manufacturer; the potential for future data to alter initial and preliminary results of early-stage clinical trials; the impact of the ongoing COVID-19 pandemic on our business operations, including the conduct of our research and development activities; the regulatory review and unpredictability of the duration and results of the regulatory review of Investigational New Drug applications (INDs) and Clinical Trial Applications (CTAs) that are necessary to continue to advance and progress the Company’s clinical programs; the timing, plans and reviews by regulatory authorities of marketing applications such as New Drug Applications (NDAs) and comparable foreign applications for one or more of Dicerna’s product candidates; the ability to secure, maintain and realize the intended benefits of collaborations with partners; market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain, and costs to obtain intellectual property rights; possible safety or efficacy concerns that could emerge as new data are generated in R&D; and general business, financial, and accounting risks and litigation. The forward-looking statements contained in this press release reflect Dicerna's current views with respect to future events, and Dicerna does not undertake and specifically disclaims any obligation to update any forward-looking statements. GalXC™ and PHYOX™ are trademarks of Dicerna Pharmaceuticals, Inc.

Today’s Speakers Man-Fung Yuen, M.D., Ph.D. Chair Professor and Endowed Professor in Medicine of the Li Shu Fan Medical Foundation, University of Hong Kong Douglas M. Fambrough, Ph.D. President and Chief Executive Officer Dicerna Pharmaceuticals Bob D. Brown, Ph.D. Chief Scientific Officer, Executive Vice President of R&D Dicerna Pharmaceuticals Rob Ciappenelli, M.B.A. Chief Commercial Officer Dicerna Pharmaceuticals Ralf Rosskamp, M.D. Chief Medical Officer Dicerna Pharmaceuticals Bernd Hoppe, M.D. Vice President, Global Medical Affairs Dicerna Pharmaceuticals

Program Agenda Corporate Vision and Strategy Douglas M. Fambrough, Ph.D. 10:00 – 10:10 a.m. RG6346 Phase 1 Data and Next Steps Bob D. Brown, Ph.D. Man-Fung Yuen, M.D., Ph.D. 10:10 – 10:50 a.m. Q&A All Presenters 10:50 – 11:00 a.m. Nedosiran PHYOX™3 Data and Commercial Planning Bernd Hoppe, M.D. Ralf Rosskamp, M.D. Rob Ciappenelli, M.B.A. 11:00 – 11:30 a.m. Going Beyond GalXC™ Bob D. Brown, Ph.D. 11:30 – 11:45 a.m. Q&A All Presenters 11:45 – 12:00 p.m.

Vision and Strategy Douglas M. Fambrough, Ph.D., President and Chief Executive Officer

VISION Develop and commercialize our core high-probability-of-success programs either alone or in collaboration with partners Broadly enable the use of our GalXC technology by collaborating with therapeutic area leaders on non-core opportunities STRATEGY Maximize the impact of RNAi on medicine

Established safety in large population studies Multiple committed large pharmas Approved Products Multiple candidates in registration or pivotal development The RNAi Modality Has Come of Age Liver targets formed the foundation for RNAi’s early success. Today, RNAi technologies are exploring the vast opportunities outside the liver.

Expansive Opportunity for RNAi Throughout the Body Proprietary extended Dicerna structure provides unparalleled medicinal chemistry flexibility CNS collaboration with Lilly with multiple ongoing discovery programs Subcutaneous delivery for muscle and adipose tissue will be presented today Additional tissues under development

CANDIDATE / TARGET INDICATION DISCOVERY/ RESEARCH PRECLINICAL CLINICAL PROOF-OF-CONCEPT TRIALS REGISTRATION TRIALS DICERNA’S PRODUCT RIGHTS Nedosiran Primary Hyperoxaluria Types 1, 2, 3 100% RG6346 Hepatitis B Virus U.S. opt-in* DCR-A1AT ALN-AAT02 A1AT Liver Disease 100% U.S. Alnylam ex-U.S. opt-in DCR-proprietary Undisclosed 100% Core Pipeline Candidates *Under the Dicerna-Roche agreement, Dicerna has the option to co-fund pivotal development, which if exercised, entitles Dicerna to receive enhanced royalties and co-promotion rights in the U.S.

We Believe Dicerna Is Creating Best-In-Class Opportunities In Hepatitis B Dicerna’s X-sparing approach drives extended duration of effect that may lead to treatments that are both more convenient and more effective that non-X-sparing approaches In Primary Hyperoxaluria Dicerna conducted fundamental disease research to develop the LDHA mechanism seeking to treat multiple forms of PH and potentially generate the most effective approach to PH1 In Extending RNAi Throughout the Body Dicerna’s proprietary RNAi configuration provides unparalleled medicinal chemistry flexibility to potentially create molecules that transcend cell-type specificity and move toward general solutions to RNAi therapy in multiple cell types and tissues In A1AT Liver Disease Dicerna and Alnylam have joined forces to potentially develop the best A1AT RNAi therapy for patients with A1AT liver disease

Deep Collaboration Pipeline

Over 15 Preclinical Targets In Process Across Multiple Therapeutic Categories

Boehringer Ingelheim	Alexion	Lilly	Roche	novo nordisk
Nov. 2017	Oct. 2018	Oct. 2018	Oct. 2019	Nov. 2019
NASH	**Complement-Mediated Rare Diseases**	**Cardiometabolic, Neurodegeneration, Pain, Undisclosed**	**Chronic HBV**	**Liver-Related Cardiometabolic Diseases**
DCR-LIV2	**DCR-COMP1** **DCR-COMP2** DCR-COMP3 DCR-COMP4	**LY3561774** **LY3819469** DCR-CM4 DCR-CM5 DCR-NEURO1 DCR-NEURO2 DCR-LLY9 DCR-PAIN1 DCR-PAIN2 DCR-LLY10	DCR-RG1 Multiple potential targets	30+ potential targets Multiple targets selected

Preclinical Discovery Stage

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$175M upfront $75M total annuals $50M equity $200M upfront $100M upfront $100M equity 1 NASH Target $5M option exercised $10M upfront $22M upfront $15M equity Successfully Executing on High-Value Collaboration Strategy Nov. 2017 Oct. 2018 Oct. 2018 Oct. 2019 Nov. 2019 signed Dicerna retains opt-in rights 4 complement-mediated targets $20M option exercised Up to 8 cardiometabolic targets, liver and non-liver Neurodegeneration & pain targets DRNA retains rights to certain neuro orphan indications RG6346 and multiple potential HBV-related targets DRNA option to co-fund development and co-promote in U.S. 30+ potential targets for liver-related CM diseases 2 Novo programs: DRNA opt-in DRNA retains rights to 2 new orphan programs (Novo retains opt-in rights)

HBV HBsAg Reduction: The X-Sparing Hypothesis Bob D. Brown, Ph.D. Chief Scientific Officer, Executive Vice President Research & Development

Hepatitis B: A Severe, Global Unmet Medical Need Significant worldwide prevalence: ~292 million infected Causes more than 887,000 deaths per year Current treatments are rarely effective in achieving functional cures Dicerna is collaborating with Roche to develop RG6346 and potentially other agents for the treatment of HBV Electron micrograph of HBV showing infectious viral particles (~42 nm) and non-infectious aviral “decoy” particles (~22 nm) and filaments Sources: Global prevalence, treatment, and prevention of hepatitis B virus infection in 2016: a modelling study. The Lancet Gastroenterology and Hepatology. Volume 3, Issue 6, June 2018, Pages 383-403. World Health Organization. Finding a cure for hepatitis B: are we close? https://www.who.int/hepatitis/news-events/hbv-cure-overview/en/. Accessed Aug. 4, 2020.

The Promise of RNAi for the Treatment of Chronic HBV

Organization of the HBV Genome Enables Effective RNAi Targeting of Multiple Viral Functions

Overlapping mRNAs and protein-coding regions enable targeting multiple HBV genes with a single GalXC trigger



S gene (HBsAg)
Surface protein. Involved in viral coat and immune tolerizing agent
P gene
Polymerase. Involved in viral genome production
C gene
Core protein. Involved in capsid assembly and viral gene regulation
X gene
Involved in maintenance of cccDNA and viral gene regulation
viral genome
viral mRNA transcript
AAAAA
AAAAA
AAAAA
AAAAA
Conserved S Region
Silences S, P and C encoding mRNAs
RG6346 targets this region
Conserved X Region
Silences S, P, C and X encoding mRNAs

There are two conserved regions to target within the virus.

Which is best?

Or should you target both?

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Superior HBsAg Reduction When Targeting Only the Conserved S Region Conserved S Region only: ≥3.9 log reduction, long duration of activity Conserved S & X Regions: 3.0 log reduction, shorter duration of activity Striking Differences Between Targeting S Region Alone vs. S and X Regions in a Preclinical Model Time (weeks) 3mg/kg qWx3 2/3 BLOQ 3/3 BLOQ Vehicle control HDI-HBV Plasmid Mouse Model (cccDNA-dependent) Only Conserved S Region targeted -1 0 1 2 3 4 5 6 7 8 9 0.001 0.01 0.1 1 10 100 10 11 12 %HBsAg +/- SEM (Normalized to d0) S and X Conserved Regions targeted The hydrodynamic injection (HDI) mouse model only introduces the HBV genome into mouse hepatocytes, so should reflect natural HBV gene regulation Targeting the Conserved X Region leads to more rapid HBsAg rebound Result is reproducible when different sequences within the regions are targeted These findings predict a longer duration of effect for candidate therapeutics that target solely the Conserved S Region

Known X Gene Function Supports Role as an S Gene Regulator

Leaving X Gene Function Intact is Predicted to Give Better HBsAg Suppression



Model of How Presence or Absence of X Protein Impacts Core Protein
P P P
X present
phosphorylated
X absent
cccDNA
Nucleus
Core protein
Core polymerization and encapsidation
S transcription and HBsAg aviral particle production

- HBV X protein has been characterized as a "rheostat" controlling the balance between active viral replication and cccDNA-mediated production of aviral particles (circulating HBsAg)
- Targeting the Conserved S Region with RG6346 leaves the X protein encoding mRNA intact
  - Remaining X protein drives residual Core protein into the cytoplasm
  - Cytoplasmic Core protein cannot act as a transcriptional activator
  - Less HBsAg is produced

HBV Core Protein



Vehicle
5 µm
X and S Regions Targeted
5 µm
Only S Region Targeted
5 µm

- Immunohistochemical staining of mouse liver sections for HBV Core protein reveals **differential subcellular localization** in the HDI-HBV plasmid model
- Silencing of X gene leads to nuclear localized Core protein likely driving additional S expression

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Phase 1 Trial: RG6346 for the Treatment of Hepatitis B Virus (HBV) Infection Man-Fung Yuen, D.Sc., M.D., Ph.D. Chair Professor & Endowed Professor in Medicine, Li Shu Fan Medical Foundation; Chief of the Division of Gastroenterology & Hepatology and Deputy Head of the Department of Medicine, Queen Mary Hospital, the University of Hong Kong

Man-Fung Yuen, D.Sc., M.D., Ph.D. A therapeutic expert and pioneering clinical researcher leading numerous studies on novel antiviral and immunomodulatory agents for the treatment of chronic hepatitis B virus infection Research includes prevention, natural history, molecular virology, treatment of chronic hepatitis B and C and hepatocellular carcinoma and is actively involved with cutting-edge research on novel markers for hepatitis B infection and occult hepatitis B infection One of the top internationally known researchers in the field of hepatitis B, with more than 430 papers published in world-renowned medical journals First bachelor’s degree of medicine in 1992; three doctoral degrees: Doctor of Medicine with Sir Patrick Manson Gold Medal in 2001 Doctor of Philosophy in 2005 Doctor of Science in 2017

Disclosures Dr. Yuen is currently a principal investigator for Dicerna’s HBVS-101 study and was a member of our clinical advisory board that was held in 2019. Dr. Yuen has received compensation from Dicerna for both these activities. His role as an investigator in the HBVS-101 study and as a member of Dicerna’s clinical advisory board makes him uniquely qualified to present at today’s R&D event and share his perspective and experience. Dr. Yuen is receiving fair market value compensation from Dicerna for the services he is providing today on our behalf. Dicerna’s compensation to Dr. Yuen for his services today are not intended in any way to influence any future prescribing decision for any Dicerna compound in development or in return for any recommendation now or in the future to use any Dicerna product.

Global Impact: Still Increasing HBV Disease Mortality Unlike HIV, tuberculosis, and malaria, mortality from viral hepatitis is increasing Putting it into context: mortality from HBV-related diseases each year is higher than current worldwide mortality from COVID-19 Source: WHO Global Health Estimates 2016 2,000,000 1,500,000 1,000,000 500,000 0 2000 2005 2010 2015 Year Number of Deaths Hepatitis Tuberculosis HIV Malaria Global Annual Mortality Due to Prevalent Infectious Diseases

Present Treatment Aims/Goals The new treatment paradigm is to continue CHB treatment until HBsAg seroclearance is achieved for both HBeAg-positive and HBeAg-negative CHB patients, potentially resulting in functional cure Treatment guidelines from APASL, EASL and AASLD all agree that this is the optimal endpoint HBsAg Clearance Remains Key to Chronic Hepatitis B Virus Treatment Paradigm Source: WHO Global Health Estimates 2016 Yuen MF, et al. J Clin Gastroenterol 2016;50:286–294. Virologic response ↓ HBV DNA to undetectable ↓ cccDNA Biochemical and liver synthetic test improvement ALT, bilirubin, albumin Serologic responses HBeAg loss/seroconversion HBsAg loss/seroconversion Histologic improvement Aims: Prevent progression to cirrhosis, Hepatocellular Carcinoma and death

RG6346 Phase 1: Three-Part Safety, Tolerability, PK/PD Study in Adult Healthy Volunteers and Participants With Chronic Hepatitis B

Includes Placebo-Controlled Studies in Both NUC-Naïve and NUC-Experienced Participants

Group A	Placebo-controlled (2:1 active vs placebo), single-ascending-dose study in healthy volunteers	Completed n=30	RG6346 dose cohorts: 0.1, 1.5, 3.0, 6.0, 12.0 mg/kg
Group B	Placebo-controlled (5:3 active vs placebo), single-dose study in participants with no prior use of nucleoside or nucleotide analogue (NUC) therapy (NUC-naïve) with chronic HBV infection	Ongoing n=9*	RG6346 dose cohort: 3.0 mg/kg (NUCs initiated after 12 wks)
Group C	Placebo-controlled (2:1 active vs placebo), multiple-ascending-dose study in NUC-experienced participants with chronic HBV infection	Ongoing n=18 Currently dosing 6.0 mg/kg cohort	RG6346 dose cohorts: 1.5, 3.0, 6.0 mg/kg; 4 monthly doses

- Key Study Inclusion/Exclusion Criteria:
  - HBeAg positive with HBsAg >1000 IU/mL or HBeAg negative with HBsAg >500 IU/mL; NUC naïve with screening serum HBV DNA >2000 IU/mL and ALT ≥35 U/L (males) or ≥30 U/L (females)
  - Clinical history compatible with compensated liver disease, with no evidence of cirrhosis
  - Group C: continuously on NUC therapy for at least 12 weeks prior to screening
- After completion of the treatment period, study participants with ≥1 log HBsAg reduction are followed in a conditional follow-up period (CFU)

** One additional subject was enrolled in Group B (total N=9) to replace a subject determined to be ineligible after the study dose had been administered.*

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Patient Baseline Characteristics Well Balanced Across Cohorts

		COHORT C					COHORT B		
		1.5 mg/kg (N=4)	3 mg/kg (N=4)	6 mg/kg (N=4)	C (Placebo) (N=6)	Total C Cohorts (N=18)	3 mg/kg (N=6)	B (Placebo) (N=3)	Total B Cohort (N=9)
Age at Screening (years)	Mean (SD)	37.8 (6.7)	46.5 (5.8)	51.8 (12.5)	45.2 (6.2)	45.3 (8.8)	37.7 (6.7)	40.0 (5.6)	38.4 (6.1)
Gender n (%)	Female	3 (75.0%)	2 (50.0%)	0	4 (66.7%)	9 (50.0%)	1 (16.7%)	0	1 (11.1%)
	Male	1 (25.0%)	2 (50.0%)	4 (100%)	2 (33.3%)	9 (50.0%)	5 (83.3%)	3 (100%)	8 (88.9%)
Race n (%)	Asian	4 (100%)	4 (100%)	4 (100%)	5 (83.3%)	17 (94.4%)	5 (83.3%)	2 (66.7%)	7 (77.8%)
	Native Hawaiian or Other Pacific Islander	0	0	0	1 (16.7%)	1 (5.6%)	1 (16.7%)	0	1 (11.1%)
	Other	0	0	0	0	0	0	1 (33.3%)	1 (11.1%)
Weight (kg)	Mean (SD)	59.9 (18.9)	63.2 (11.9)	70.0 (7.1)	66.5 (22.1)	65.1 (15.9)	85.3 (11.8)	72.1 (12.4)	80.9 (13.0)
HBsAg Day 1 Predose Value (log10 IU/mL)	Mean (SD)	3.48 (0.29)	3.62 (0.59)	3.45 (0.31)	3.71 (0.26)	3.58 (0.35)	4.16 (0.43)	3.82 (0.86)	4.05 (0.57)
HBeAg Positive	n (%)	2 (50.0%)	2 (50.0%)	2 (50.0%)	2 (33.3%)	8 (44.4%)	4 (66.7%)	1 (33.3%)	5 (55.6%)
HBV DNA (log10 IU/mL)	Mean (SD)	1.60 (1.04)	1.00 (0.00)	1.03 (0.05)	1.05 (0.12)	1.14 (0.45)	7.20 (2.06)	6.20 (2.69)	6.87 (2.17)
ALT (U/L)	Mean (SD)	12.75 (4.57)	14.25 (9.78)	22.25 (3.20)	22.83 (12.27)	18.56 (9.41)	78.00 (78.87)	89.00 (106.62)	81.67 (82.22)

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At Day 112 (end of treatment), mean HBsAg log10 IU/mL reduction from baseline in Group C was: 1.39 (SD 0.38) for 1.5 mg/kg cohort 1.80 (SD 0.57) for 3 mg/kg cohort 1.84 (SD 0.79) for 6 mg/kg cohort Mean max. HBsAg log10 IU/mL reduction was 1.88 (SD 0.52) for 3 mg/kg cohort; 1.84 (SD 0.79) for 6 mg/kg cohort 6 mg/kg cohort ongoing Only 2 of 4 participants had reached Day 112 as of data analysis cutoff Longest-treated participant in 1.5 mg/kg cohort had 2.21 log10 IU/mL reduction at Day 392 6 of 10 Group C participants who completed Day 112 had HBsAg <100 IU/mL at last reported visit RG6346 Showed Strong, Durable Reduction in HBsAg Levels at All Doses Lowest Dose Cohort Had Mean HBsAg Reduction Maintained Through Day 336 (Still Ongoing) Results shown as of June 25, 2020 data cutoff; 4 participants dosed with RG6346 in each dosing cohort at each time point unless otherwise noted Days Conditional Follow-Up * * n=3 (1.5 mg/kg) n=2 (1.5 mg/kg) n=2 (6 mg/kg) * * * * * n=3 (3 mg/kg) n=3 (6 mg/kg) Group C Dosing Cohorts

Interim Results: Maximum HBsAg Change From Baseline for all Group C Participants Who Reached at Least Day 112 Data reflect participants who have completed the treatment period, i.e., Day 112 No Significant Difference in Max. HBsAg Change From Baseline for HBeAg+ vs. HBeAg- Participants 80% of subjects on active treatment had >1.5 log10 IU/mL reduction Greatest max reduction: 2.7 log10 IU/mL Maximum CBL Log10 IU/mL

RG6346 Led to Reduction in HBV-DNA in NUC-Experienced Patient With Previously Incomplete Response Patient Experienced Drop to Levels Below the Limit of Quantification When RG6346 Added HBeAg+ Patient on NUC Therapy Had Persistent HBV-DNA Until RG6346 Initiated Results shown as of June 25, 2020 data cut Days <BLQ = Below Limit of Quantification for HBV DNA Conditional Follow-Up Patient taking 1.5 mg/kg

Treatment With RG6346 + NUCs Resulted in Reductions in Key Viral Markers Across All Group C Dose Levels Mean HBcrAg Reductions Mean HBeAg Reductions Days Conditional Follow-Up Conditional Follow-Up Days HBeAg: minimum n=2 for each dose cohort; full data not collected for 1.5 mg/kg cohort HBrcAg: 1.5 mg/kg cohort n=4; 3 mg/kg cohort n=4; 6 mg/kg cohort n=3

Two Additional Group B NUC-Naïve Patients Had Similar Responses Patient from Group B, 3 mg/kg cohort NUC-Naïve Patient With Transient ALT Elevation and Overall Preserved Liver Function Suggests Flare With Enhanced Host Immune Response Synthetic and Excretory Liver Function Preserved ALT Elevation Associated With Reductions in HBsAg, Other Viral Markers Days Days

NUC-Naïve Patient With Transient ALT Elevation and Overall Preserved Liver Function Suggests Flare With Enhanced Host Immune Response Relationship of ALT Flare and Reduction in HBsAg and HBV-DNA Days ALT Elevation Coincides With Decline in HBV-DNA and HBsAg Reduction

NUC-Experienced Patient Had Mild Serum ALT Elevation Associated With 2.5 Log10 IU/mL HBsAg Reduction Patient’s ALT Elevation Also Associated With Preserved Liver Synthetic and Excretory Function Days Synthetic and Excretory Liver Function Preserved All HBV-DNA and HBV-RNA values, at all time points, for this participant were BLQ Days BLQ Virologic Markers

In the Phase 1 Patients, RG6346 Appeared To Be Safe and Generally Well Tolerated as of the Interim Analysis No serious adverse events (SAEs) associated with RG6346 observed as of June 25, 2020 in Groups B or C One participant in Group A (healthy volunteer on placebo) experienced one SAE not related to study drug No dose-limiting toxicities No safety-related discontinuations No dose/exposure dependent increase in frequency or severity of safety parameters: AEs, safety labs, ECG or vital signs In all participants with flares, or flare-like ALT/AST elevations, overall liver synthetic and excretory functions were preserved No cases of simultaneous elevations of ALT >3x ULN and total bilirubin >2x ULN The most commonly reported AEs were related to the injection site All injection site reactions (ISRs) were mild with exception of a single patient who had two moderate ISRs No Dose Effect on Liver Function Tests Observed in Healthy Volunteers at Dosages ≤12 mg/kg

Preliminary Data Demonstrates RG6346 Was Generally Well Tolerated With Four Monthly Doses COHORT C COHORT B 1.5 mg/kg (N=4) 3 mg/kg (N=4) 6 mg/kg (N=4) C (Placebo) (N=6) Total C Cohorts (N=18) 3 mg/kg (N=6) B (Placebo) (N=3) Total B Cohort (N=9) Number of participants with at least 1 possibly-related AE 2 3 1 2 8 4 1 5 Number of participants with at least 2 AEs [1] Injection site erythema, Injection site vesicles, Injection site bruising, Injection site rash, Injection site pain [2] 2 Mild 3 Mild 1 Moderate 1 Mild 1 Mild 7 1 Mild 0 1 Fatigue 0 1 Mild 0 0 1 1 Mild 0 1 Headache 0 1 Mild 0 1 Moderate 2 0 0 0 ALT increased, AST increased, GGT increased[3] 0 0 0 0 0 2 Mild 2 Moderate 1 Severe 0 3 [1] MedDRA Preferred Term (PT) aggregated based on similarity. Possibly, Probably, or Definitely Drug-Related AEs in ≥ 2 participants [2] Inclusive of all ISRs regardless of onset time < 4 hours or ≥ 4 hours ( ≥ 4 hours case is defined as ISR by protocol) [3] May be associated with treatment-induced enhanced immune responses

RG6346 Phase 1 Trial Interim Analysis Summary Participants treated with RG6346 and concomitant NUC therapy had meaningful and sustained reductions in HBsAg for all dose levels at end of treatment period 80% of subjects on active treatment had >1.5 log10 IU/mL reduction In the 3 mg/kg and 6 mg/kg cohorts the mean HBsAg reduction was ≥1.8 log10 IU/mL at Day 112 Mean maximal HBsAg log10 IU/mL reduction from baseline in Group C was*: 1.88 (SD 0.52) for 3 mg/kg cohort 1.84 (SD 0.79) for 6 mg/kg cohort Greatest max reduction: 2.7 log10 IU/mL First dosed patient in ongoing study has reached Day 392 with 2.21 log10 IU/ml reduction in HBsAg Several participants treated with RG6346 exhibited self-resolving ALT elevations with overall preserved liver function suggesting ALT flares potentially as a result of treatment-induced enhanced immune responses No differences in HBsAg reductions were noted between HBeAg+ and HBeAg- participants In the Phase 1 patients, RG6346 appeared to be safe and generally well tolerated as of the interim analysis Study ongoing; two of four participants treated with RG6346 6 mg/kg have not reached Day 112 *Mean max not included for Group C 1.5 mg/kg cohort due to patient replacement

RG6346 Phase 1: Encouraging HBsAg Reduction and Duration of Response Phase 1 proof-of-concept study confirms X-sparing hypothesis and potential for best-in-class activity Innovative and thoughtfully designed development strategy provided additional insight to RG6346 effect HBsAg reduction and long duration of action indicate potential for best-in-class profile as part of potential HBV therapeutic cure regimen Trial ongoing; additional participants in Group C expected to complete treatment period in September May see additional dose response from two ongoing participants in 6 mg/kg dosing cohort ALT elevations consistent with enhanced immune responses (“flares”) observed in Group B and Group C participants Plan to present Phase 1 data at future scientific conference Under the agreement, Roche will be responsible for initiating Phase 2 development of RG6346

Our Investigators & Site Teams

- *Dr. Edward Gane*
- *Dr. Jung-Hwan Yoon*
- *Dr. Man-Fung Yuen*
- *Dr. Pisit Tangkijvanich*
- *Dr. Alexander Thompson*
- *Dr. Tien Huey Lim*
- *Dr. Wattana Sukeepaisarnjaroen*
- *Dr. Won Kim*
- *Dr. William Sievert*

Our Partners

NOVOTECH The Asia Pacific CRO
Roche
ClinSoft CLINICAL DELIVERY SYSTEM
PPD
mlm medical labs
Catalent
4G CLINICAL
medidata
LGC
AXOLABS
Veeva
SONIC HEALTHCARE

***Thank You** especially to our participants and all the people who care for them*

The Dicerna Team, particularly…

- *Innocent Clement*
- *Hardean Achneck*
- *Mark Pirner*
- *Wendy Cyr*
- *Jeremy Cronin*
- *Andrew Henderson*
- *Shuli Yu*
- *Mark Bercy*
- *Susan Griffin*
- *Jing Yu*
- *Dhruv Patel*
- *Bob Brown*
- *Jennifer Lockridge*
- *Jing Zhou*
- *Lara Curtin*

Dicerna™

HBV Q&A All Presenters

Primary Hyperoxaluria: Unmet Need and Treatment Paradigm Bernd Hoppe, M.D. Vice President, Global Medical Affairs, Head of the German Hyperoxaluria Center and Professor of Pediatrics at University of Cologne

PH: A Family of Rare Disorders Causing Hepatic Oxalate Overproduction Resulting in Life-Threatening Kidney Damage In all PH subtypes, LDH is Believed to Catalyze the Conversion of Glyoxylate to Oxalate Renal damage is caused by Calcium Oxalate crystals that primarily lead to nephrolithiasis and/or nephrocalcinosis, but also induces chronic inflammation, which results in progressive kidney damage, Chronic Kidney Disease, and later systemic oxalate deposition PH Liver enzyme deficiencies cause glyoxylate dysregulation. In PH LDH transforms some of the excess glyoxylate into oxalate. Oxalate accumulates in the kidneys in the form of CaOx crystals Glyoxylate Oxalate Hepatic LDH Abbreviations: CKD, chronic kidney disease; LDH, lactate dehydrogenase; CaOx, calcium oxalate PH1 PH2 Caused by the deficiency of the GRHPR enzyme Caused by the deficiency of the HOGA enzyme PH3 Caused by the deficiency of the AGT enzyme

PH Is More Common Than Previously Thought, Affecting an Estimated 8,500 People in the U.S.



Expected Ratio*
PH2
20%
PH1
32%
PH3
48%

Expected U.S. prevalence from genetic studies[1,2]:

1:58,000 or

~8,500 people

>80% of patients currently undiagnosed[1]

Approximately 11% of patients with a clinical phenotype consistent with PH have no known PH mutation detected



Expected Prevalence*
PH1 ~2,700
PH2 ~1,700
PH3 ~4,100

**Prevalence based on PH mutant alleles found in the National Heart, Lung, and Blood Institute Exome Sequencing Project (NHLBI ESP) and calculated according to Hardy-Weinberg equilibrium for each PH type using the sum of all alternate PH1, PH2, or PH3 alleles (known, or known and scored as pathogenic) and all wild type alleles.*

1. Hopp K, et al. J Am Soc Nephrol. 2015;26(10):2559-2570. 2. U.S. Census Bureau population on a date: February 20, 2020. United States Census Bureau website, 2020.

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Abbreviation: CaOx, calcium oxalate. 1. Milliner DS, et al. Kidney Int. 2001;59(1):31-36. 2. Soliman NA, et al. Nephrol Ther. 2017;13(3):176-182. 3. Takayama T, et al. Clin Genet. 2014;86(4):342-348. 4. Johnson SA, et al. Pediatr Nephrol. 2002;17(8):597-601. 5. Garrelfs SF, et al. Kidney Int. 2019;96(6):1389-1399. 6. Fang X, et al. Pediatr Nephrol. 2019;34(10):1785-1790. 7. Williams EL, et al. Nephrol Dial Transplant. 2012;27(8):3191-3195. 8. Allard L, et al. Pediatr Nephrol. 2015;30(10):1807-1813. 9. Monico CG, et al. Clin J Am Soc Nephrol. 2011;6(9):2289-2295. 10. Hoppe B. Nat Rev Nephrol. 2012;8(8):467-475. 11. Jacob DE, et al. PLoS One. 2013;8(8):e70617. 12. Daudon M, et al. N Engl J Med. 2008;359(1):100-102. 13. Carrasco A Jr, et al. Urology. 2015;85(3):522-526. Kidney Stones Are a Hallmark of All PH Subtypes Appearance before treatment 11-13  Light whitish or pale yellow surface color Loose aggregations of different-sized crystals Median size: 1.6 cm (range, 0.5-4.5 cm) PH 1 73%-100% of patients have stones1,2 PH 2 83%-100% of patients have stones,3-5 many before age 4 years PH 3 Nearly 100% of patients have stones,6-9 most before age 4 years CaOx Stones10 Stone Burden

A Single Kidney Stone in Children and Recurrent Stones in Adults Can Be Signs of PH

Warning signs can include one or a combination of the following symptoms[1-11]:



Family history
of kidney or
bladder stones
Recurrent
UTIs,
flank pain,
hematuria
A single kidney
stone in children
Recurrent
stones in
adults
CKD with no
known etiology
Nephro-
calcinosis
Severe
infantile form:
Failure to thrive,
ESRD, severe retinal
abnormalities
ESRD
Systemic
oxalosis
Kidney Function[12]
GFR (mL/min/1.73 m²)
Plasma Oxalate[13]

≥90	60-89	30-59	15-29	<15
CKD Stage 1 Mild renal impairment	**CKD Stage 2** Kidney damage, mild loss of kidney function	**CKD Stage 3**	**CKD Stage 4**	**CKD Stage 5** End-stage renal disease (ESRD)
		Moderate to severe loss of kidney function		

Abbreviations: CKD, chronic kidney disease; ESRD, end-stage renal disease; UTIs, urinary tract infections.

1. Edvardsson VO, et al. Pediatr Nephrol. 2013;28(10):1923-1942. 2. Bhasin B, et al. World J Nephrol. 2015;4(2):235-244. 3. van Woerden CS, et al. Nephrol Dial Transplant. 2003;18(2):273-279. 4. Soliman NA, et al. Nephrol Ther. 2017;13(3):176-182. 5. Frishberg Y, et al. Am J Nephrol. 2005;25(3):269-275. 6. Johnson SA, et al. Pediatr Nephrol. 2002;17(8):597-601. 7. Garrelfs SF, et al. Kidney Int. 2019;96(6): 1389-1399. 8. Belostotsky R, et al. Am J Hum Genet. 2010;87(3):392-399. 9. Harambat J, et al. Kidney Int. 2010;77(5):443-449. 10. Birtel J, et al. Am J Ophthalmol. 2019;206:184-191. 11. Mandrile G, et al. Kidney Int. 2014;86(6):1197-1204. 12. Estimated glomerular filtration rate (eGFR). National Kidney Foundation website, 2018. 13. Milliner DS. Am J Nephrol. 2005;25(2):154-160.

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PH Often Has Early Onset, But Patients Can Vary in Symptom Timing and Kidney Function

	Symptom Onset[1-5] Median (age)	Age at Diagnosis[2,3,6] Median (range)	Kidney Function[1-4,7,8]
PH Type 1	**3.9 - 5.2 years** (0-66 years)	**8.1 years** (0-72 years)	• 10% have ESRD by age 1 year • 19% have ESRD by age 10 years • 24%-41% have ESRD by age 20 years • 57% have ESRD by age 40 years
PH Type 2	**3.2 years** (1.0-11 years)	**9 years** (2-32 years)	• >50% have CKD stage 2+ • 25% have ESRD by age 40 years
PH Type 3	**0.75 - 2.6 years** (0.1-31 years)	**1.5 years*** (0.7-13 years)	• 1 report of ESRD • 14%-30% with CKD

Diagnosis often only follows years after symptoms begin[9]

*Abbreviations: CKD, chronic kidney disease; ESRD, end-stage renal disease. *Limited data, N=4 patients.*

1. Hopp K, et al. J Am Soc Nephrol. 2015;26(10):2559-2570. 2. Mandrile G, et al. Kidney Int. 2014;86(6):1197-1204. 3. Garrelfs SF. Kidney Int. 2019;96(6):1389-1399. 4. Allard L, et al. Pediatr Nephrol. 2015;30(10):1807-1813. 5. Beck BB, et al. Eur J Hum Genet. 2013;21(2):162-172. 6. Jacob DE, et al. PLoS One. 2013;8(8):e70617. 7. Harambat J, et al. Kidney Int. 2010;77(5):443-449. 8. Martin-Higueras C, Hoppe B. Chronic kidney disease in patients with primary hyperoxaluria type 3 (PH3) - a meta-analysis from literature. Accepted for oral presentation at: GPN 51st Annual Meeting; 2020. 9. Hoppe B, Langman C. Pediatr Nephrol. 2003;18(10):986-991.

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Renal Damage Caused by Oxalate May Not Be Reversible and Progresses to Systemic Oxalosis

1 Progressive CaOx crystal deposition, recurrent stones, but especially inflammation, and interstitial fibrosis lead to **ESRD**[1,2,*]



2 As glomerular filtration rate declines, oxalate is inadequately filtered by the kidneys, resulting in increased plasma oxalate values and then **systemic oxalosis**[2]

CaOx crystals are deposited in tissue throughout the body, especially the skeleton[3]



Bone fractures, bone deformation, inhibited bone growth, anemia, severe pain[4,5]



CaOx deposits in the bone[6]

Retinopathy[4,5]



Retinal CaOx deposits[6]

Skin ulcers, nodules[4,5]



Crystal deposits at finger tip[6]

Cardiomyopathy, conduction disturbances[4,5]



CaOx deposits in the heart[6]

Abbreviations: CaOx, calcium oxalate; ESRD, end-stage renal disease.

**Case courtesy of Dr Ian Bickle, Radiopaedia.org, rID: 45927. 1. Lai C, et al. Mol Ther. 2018;26(8):1983-1995. 2. Harambat J, et al. Int J Nephrol. 2011;2011:864580. 3. Cochat P, Rumsby G. N Engl J Med. 2013;369(7):649-658. 4. Salido E, et al. Biochim Biophys Acta. 2012;1822(9):1453-1464. 5. Sas DJ, et al. Urolithiasis. 2019;47(1):79-89. 6. Hoppe B, et al. Kidney Int. 2009;75(12):1264-1271.*

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Multiple Studies Show That Earlier Diagnosis Is Needed to Improve Patient Outcomes and Preserve Renal Function

42% of patients with PH experience a significant delay in diagnosis[1]

Patients experience 3.4 ± 5.4 years between first symptom presentation and diagnosis

One study reported that[2]

27% of patients are diagnosed at ESRD,

with delay of 3.5 years after symptom onset

A separate study found that[3]

~5% are diagnosed after kidney transplant

19% of those diagnosed after transplant are not diagnosed until after first transplant failure

Abbreviations: ESRD, end-stage renal disease.

1. Hoppe B, Langman C. *Pediatr Nephrol. 2003;18(10)*:986-991. 2. Zhao F, et al. *Clin J Am Soc Nephrol.* 2016;11(1):119-126. 3. Bergstralh EJ, et al. *Am J Transplant.* 2010;10(11):2493-2501.

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Current Treatments for PH Do Not Stop Disease Progression and Can Contribute to Patient Burden

Oxalate Reduction

Aggressive hydration[1]



- 2-3 liters water/per 1m² BSA/day
- Gastrostomy tube for infants or adults struggling with water intake

Pyridoxine (vitamin B6)

- For a subset of patients with PH1 only[1]
- Multiple tablets per day

Crystallization inhibition[1]

- Alkaline citrate or orthophosphate
- 3-4 times daily application

Dietary changes[1]

- Avoidance of oxalate-rich foods recommended

Kidney Stone Management[1-4]

- Percutaneous nephrolithotomy (PCNL) or ureteroscopy

Renal Replacement Therapy[1]

- Intermittent hemodialysis (HD), additional peritoneal dialysis (PD) in some patients

Organ Transplant

- Simultaneous liver/kidney transplant for PH 1
- Isolated kidney transplantation for PH 2 patients

Abbreviations: CKD, chronic kidney disease; GFR, glomerular filtration rate.

1. Sas DJ, et al. Urolithiasis. 2019;47(1):79-89. 2. Danese D, et al. Poster presented at: IPNA 18th Congress, 2019. 3. Harambat J, et al. Kidney Int. 2010;77(5):443-449. 4. Bergstralh EJ, et al. Am J Transplant. 2010;10(11):2493-2501. 5. Neuberger JM, et al. Transplantation. 2017;101(4S)(suppl 2):S1-S56.

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Nedosiran for the Treatment of Primary Hyperoxaluria Ralf Rosskamp, M.D. Chief Medical Officer

Nedosiran Is Designed to Inhibit the Final Common Step in Oxalate Production GO = glycolate oxidase LDHA = lactate dehydrogenase A Kidney function preservation Kidney stones Impacted by ESRD and systemic oxalosis Targeting GO blocks glyoxylate in PH1 only Known Types of Primary Hyperoxaluria PH1 Genetic mutation AGXT PH2 Genetic mutation GRHPR PH3 Genetic mutation HOGA1 GO Glyoxylate Glyoxylate Glyoxylate Nedosiran blocks final common pathway of oxalate production by silencing LDHA Oxalate Oxalate Oxalate Calcium oxalate crystallization GO

Human Genetic Deficiency Supports Safety of Liver LDHA Inhibition LDHA is involved in the inter-conversion of lactate to pyruvate Human data in PHYOX1 in HVs up to 12mg/kg of nedosiran show no changes in plasma lactate and pyruvate concentrations over placebo Preclinical studies of nedosiran in mice do not show changes in plasma lactate and pyruvate concentrations over placebo, in both resting and exercised mice1 14 Case Reports of Humans Naturally Deficient for LDHA, With No Liver Dysfunction Reported 1Lai C et al. Specific Inhibition of Hepatic Lactate Dehydrogenase Reduces Oxalate Production in Mouse Models of Primary Hyperoxaluria. Mol Ther  2018 Aug 1;26(8):1983-1995 * Of the 14 case reports, six were women Muscle Skin 14 Case Reports of Humans Naturally Deficient for LDHA, With No Liver-Related Abnormalities Reported *

Final Results From PHYOX1 Single-Dose Phase 1 Study of Nedosiran in Participants With PH1 or PH2 PHYOX1: Mean Urinary Oxalate Levels by Dose* PH Type Dose (mg/kg) Pts. Reaching Normalization or Near-Normalization (%) Max Reduction Uox (%) Mean (range) PH1 1.5 (n=5) 3 (60) 51 (28-72) 3.0 (n=6) 5 (83) 73 (62-80) 6.0 (n=4) 4 (100) 78 (35-100) PH2 1.5 (n=1) 0 (0) 39 3.0 (n=2) 2 (100) 54 (42-66) *Days with at least two values in both dosing groups ClinicalTrials.gov: NCT03392896 Abbreviation: BSA=body surface area 24 hr Urinary Oxalate Corrected for BSA (mmol/1.73m2 BSA/24hr) Mean±SEM Days After Single Dose ≥0.46 and <0.6 Near normal <0.46 Normal 2.0 2.5 1.0 1.5 0.0 0.5 29 0 8 71 113 15 43 57 85 99 141 169 197 239 253 281 3.0 mg/kg 6.0 mg/kg

Monthly Dosing is a Simple Choice for Participants and May Safeguard Against Sudden Oxalate Spikes

Monthly Dosing Supports Comprehensive Coverage, Convenience and Safety Advantage

- **Consistency** - Based on modeling and simulation of PK and PD data from the PHYOX1 Study
  - Modeling shows that highest percentage of participants reach normal Uox levels with monthly dosing
  - Monthly dosing was superior compared to a loading-dose regimen with nedosiran after 6 months of treatment
- **Simple and Convenient** - Monthly dosing will be at home with pre-filled syringes for adults and adolescents
  - Monthly dosing is easy to remember and may lead to better adherence
  - Facilitates establishment of treatment routine and provides consistent protection
  - Patient and physician preference study in migraine show no difference between monthly and quarterly regimen[1]


100 mL

Urine Without Hyperhydration

- **Safety Advantage** - A missed dose in a monthly regimen is unlikely to lead to sudden spike in Uox
  - When reaching normal Uox concentrations, participants may be weaned off their supportive therapy including hyperhydration and potassium citrate
  - PH participants are vulnerable to sudden increases in Uox, which may lead to renal failure within days

Abbreviations: PK, pharmacokinetics; PD, pharmacodynamics

[1]Cowan R et al. Physician and patient preferences for dosing options in migraine prevention. J Headache Pain 20, 50 (2019).

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PHYOX3 Clinical Trial Design 3-Year Open-Label Extension Study for Participants With PH1, PH2 or PH3 From Another PHYOX Study Key evaluation objectives: Effect on estimated glomerular filtration rate (eGFR) Effect on new stone formation and nephrocalcinosis Effect on Uox levels Safety and tolerability when administered monthly Nedosiran once-monthly dosing regimen: Fixed-dose regimen in participants 12 years and older Participants weighing ≥50 kg, receive dose of 170 mg (1 mL) Participants weighing <50 kg, receive dose of 136 mg (0.8 mL) Initially, weight-based dose in participants 11 years and younger For single-dose studies, after Uox rebound enrollment For PHYOX2, immediate rollover = At-home dosing = Office visit for dosing and safety assessment year 1 year 2 year 3 Siblings of enrolled participants are also eligible to enroll pending genetic diagnosis of PH.

Demographics and Baseline Uox Values for PHYOX3 Data Reflect 11 Participants Who Rolled Over From PHYOX1 and Have Reached Day 120 (5 Doses) PHYOX3 BSA corrected baseline values are lower compared to PHYOX1 BSA corrected baseline values Average 0.926 mmol/1.73m2 BSA/24hr for PHYOX3, versus 1.323 mmol/1.73m2 BSA/24hr for PHYOX1 Some PHYOX1 participants had not returned to 80% of baseline PHYOX1 baseline (mean of 2 screening values) used for comparison as this is the only real pre-treatment value For reference, the pivotal PHYOX2 BSA corrected baseline is currently at 1.409 mmol/1.73m2 BSA/24hr 301 participants (101 rollover) (N=11) Age (years) Mean (SD) 27.0 (8.57) Median 26 Min, Max 16, 46 6 - 11 years 0 12 - 17 years 1 (9.1%) >18 years 10 (90.9) Gender Male 7 (63.6%) Female 4 (36.4%) Race Asian 1 (9.1%) White 5 (45.5%) Not recorded 5 (45.5%) Ethnicity Not Hispanic or Latino 10 (90.9%) Not recorded 1 (9.1%) Baseline eGFR (mL/min/BSA) (n=9) Mean (SD) 75.3 (22.86) Median 82 Min, Max 36, 102 ≥ 30 and < 45 mL/min/BSA 2 (22.2%) ≥ 45 mL/min/BSA 7 (77.8%) Baseline 24Hr Urinary Oxalate (mmol/24Hr/BSA) Mean (SD) 0.926 (0.272) Median 0.922 Min, Max 0.557, 1.448 PH Type Type 1 8 (72.7%) Type 2 3 (27.3%) Time since PH Diagnosis (months) Mean (SD) 222.29 (109.656) Median 197.27 Min, Max 50.2, 475.9 Based on availability of data as of July 10, 2020 Abbreviation: BSA=body surface area

PHYOX3 BSA Corrected Mean 24-Hour Uox Absolute Values for Participants With 5 Doses of 170 mg of Nedosiran Day 120 BSA corrected mean value for all participants (n=11): 0.524 mmol/1.73m2 BSA/24hr 24 hr Urinary Oxalate Corrected for BSA (mmol/1.73m2 BSA/24hr) Mean±SEM 2.0 2.5 1.0 1.5 0.0 0.5 BL (101) BL (301) 30 60 90 120 Days ≥0.460 and <0.600 Near normal <0.460 Normal For both PHYOX1 and PHYOX3 the first dose was administrated Day 1 after baseline (BL= Day 0)

PHYOX3 Mean Percent Reduction of Uox Values for Participants With 5 Doses of 170 mg of Nedosiran Mean Reduction From PHYOX1 Pre-Treatment Baseline Day 120 mean reduction value for all participants (n=11): 54.3% Mean % reduction in urinary oxalate from baseline (±SEM) 0 20 -40 -20 -100 -60 0 30 60 90 120 -80 Days For PHYOX3 the first dose was administrated Day 1 after baseline (BL= Day 0)

Normalization and Near-Normalization of Uox Levels As of interim analysis, five participants have reached normal Uox concentrations at 3 consecutive visits and are eligible for weaning off disease management, including hyperhydration For PH1 participants, the average Uox level achieved is in the normal range (mean Uox= 0.404 mmol/1.73m2 BSA/24 hr, 66% reduction) Normalization: Uox at or below 0.460 mmol/1.73m2 BSA/24 hr Near Normalization: Uox between 0.460 and 0.600 mmol/1.73m2 BSA/24 hr (~130% of normal) PH Type Pts. Reaching Normalization at Day 120 (%) Pts. Reaching Normalization or Near-Normalization at Day 120 (%) PH1 (n=8) 5 (63) 8 (100) PH2 (n=3) 1 (33) 1 (33) PH1+PH2 (n=11) 6 (55) 9 (82)

Similarities and Differences Between PHYOX3 Open-Label Extension Study and PHYOX2 Pivotal Registration Study

	PHYOX2™	PHYOX3™
Patient Population	**PH1 and PH2 participants** Ages 6 and above	**PH1, PH2 and PH3 participants** PHYOX1 rollover participants are 12 and above, younger ages may enroll from other trials; siblings of participants may also enroll
Evaluation Period	180-days	3-years
Primary Endpoint	Uox AUC from Day 90-180	eGFR
Uox Completeness Criteria	Strict rules	Initially guidelines, now consistent with PHYOX2
Uox Measurements	Monthly	Monthly measurements for PHYOX1 rollover participants; others quarterly
Study Design	Double-blind, placebo controlled Randomized 2:1 drug:placebo	Open-label

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PHYOX3 Interim Safety Data Favorable risk/benefit profile in this study AEs mostly related to SC injection Drug-related ISRs in 3/16 participants ALT elevations <2.5 ULN; both participants started study with elevated ALT One SAE of nephrolithiasis No other clinically significant laboratory abnormalities, ECG findings and vital signs Treatment-emergent adverse event (TEAE) is defined as any adverse event that begins on or after the first dose of study intervention. Safety population n= 16; [1] The severity shown is the greatest severity reported for a particular subject (Severe > Moderate > Mild) Abbreviations: SC, subcutaneous; BL, baseline, ALT, alanine transaminase; ULN, upper level of normal, ECG, electrocardiograph Based on availability of data as of July 10, 2020 Category 301 Study n (%) Total TEAEs 16 (94.1) TEAEs occurring in >=10% of participants in group (n, %)   Injection site discomfort 6 (35.3) Injection site pain 6 (35.3) Injection site erythema 4 (23.5) Flank pain 3 (17.6) Injection site discoloration 3 (17.6) Aspartate aminotransferase increased 2 (11.8) Headache 2 (11.8) Injection site atrophy 2 (11.8) Injection site hematoma 2 (11.8) Pyrexia 2 (11.8) ISRs (n, %) 3 (17.6) TEAEs leading to discontinuation of study treatment (n, %) 0 TEAEs leading to study withdrawal (n, %) 0 Death (n, %) 0 Serious TEAEs (n, %) 1 (5.9) Severity of TEAEs (n, %) [1]   Mild 12 (70.6) Moderate 3 (17.6) Severe 1 (5.9)

Nedosiran Clinical Trial Program to NDA Filing

Coordinated Program of Clinical Trials to Support a Broad Label in PH

Pivotal Study Package

Trial	Description/Details	Status	PH Type
PHYOX™2	Study 201: Pivotal, double-blind, randomized, placebo-controlled trial (2:1 randomization) Monthly fixed-dose, enabling prefilled syringes at launch	Enrolling n=~36	1,2
PHYOX™3	Study 301: Long-term, multidose, open-label extension study open to all participants in PHYOX trials and siblings	Enrolling	1,2,3

Additional Supportive Studies

Trial	Description/Details	Status	PH Type
PHYOX™4	Study 104: Double-blind, randomized, placebo-controlled study in participants with primary hyperoxaluria type 3 (PH3)	Enrollment Q3 2020	3
PHYOX™7	Study 204: Multidose trial in participants (birth to adult) with PH and end-stage renal disease (ESRD)	Enrollment Q4 2020	1,2
PHYOX™8	Study 203: Open-label study in children 0-5 yrs	Enrollment Q1 2021	1,2
PHYOX™OBX	Study 502: Natural history study to evaluate association between Uox and stone formation rate	Initiation Q3 2020	3

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Nedosiran Summary PHYOX3 Day 120 results in line with expectations from single-dose PHYOX1 study Already a high percentage of participants with normalization/near-normalization at Day 120 High Uox percent reduction despite low baseline Average Uox for PH1 participants at Day 120 was in the normal range (Uox = 0.404 mmol/1.73m2 BSA/24 hr) Five participants have reached normal Uox concentrations at 3 consecutive visits and are eligible for gradual fluid reduction Monthly nedosiran administration appears safe and generally well tolerated Low rate of injection-site reactions No evidence of changes to blood lactate or pyruvate levels Expect comprehensive label including all ages in participants with relatively intact renal function (GFR ≥ 30mL/min/BSA) at time of launch Nedosiran fixed dose monthly dosing regimen for participants 12 years and above is simple and will avoid oxalate spikes We expect monthly weight-based dosing regimen for children <12 years of age Agreement with FDA on path to full approval for PH1 and PH2 Safety data from participants with severe renal impairment (GFR <30 mL/min/BSA) will be included with the NDA Currently 6 compassionate-use cases in young participants undergoing hemodialysis

Our Investigators & Site Teams Screening and Enrolling Participants

Nedosiran Business Planning Rob Ciappenelli Chief Commercial Officer

Nedosiran: The Only RNAi Drug Candidate in Development for All PH Types

Limited Disease Awareness, Education and Resources to Efficiently Diagnose PH

Expected Prevalence*



PH1 ~2,700
PH2 ~1,700
PH3 ~4,100

Estimated PH Diagnosis Rates

	PH1	PH2	PH3
Current Diagnosis Projections^	~40% – 50%	~10%	~7%



Education
Patient & Caregiver Support
Diagnostic Testing
Nedosiran Availability

Nedosiran's target profile provides a comprehensive treatment option for all PH patients with convenient once monthly dosing, including self administration

Dicerna estimates nedosiran global sales > $500M

**Prevalence based on PH mutant alleles found in the National Heart, Lung, and Blood Institute Exome Sequencing Project (NHLBI ESP) and calculated according to Hardy-Weinberg equilibrium for each PH type using the sum of all alternate PH1, PH2, or PH3 alleles (known, or known and scored as pathogenic) and all wild type alleles.*
1. Hopp K, et al. J Am Soc Nephrol. 2015;26(10):2559-2570. 2. U.S. Census Bureau population on a date: February 20, 2020. United States Census Bureau website, 2020.
^Sources: Dicerna internal estimates PH claims/registry analysis and scientific advisors. Analyst Projections.

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Multiple Important Clinical, Regulatory and Infrastructure Milestones Projected Over Next Two Years 2020 2021 2022 Launch Readiness Preparations Stand Up Commercial Build Enterprise Infrastructure PHYOX Clinical Trial Results Expected Establish Medical Group Target Regulatory Filings Potential Approvals

Establishing Product Strategy and Business Infrastructure to Drive Nedosiran Global Commercialization U.S. Launch Readiness Outside the U.S. Launch Preparations Teams / Infrastructure: Commercial: Patient Advocacy, Patient Services, Marketing, Market Access, Insights/Analytics and Commercial Operations Enterprise: Medical Affairs, Regulatory, Compliance, Legal, Technical Operations, IT and Finance Partnering: Active partner discussions with regional and multi-national pharma/biotech commercial groups Planning: Strategic Product Plan (e.g. positioning, branding…etc.) Product Launch Infrastructure Market Engagement: Market Assessments EMA and PMDA discussions Patient: Patient advocacy grant - “FDA Voice of the Patient” event led by the Oxalosis and Hyperoxaluria Foundation October 5, 2020 European Primary Hyperoxaluria Patient Advocacy Sept 19, 2020 Annual Patient Meeting Building foundation to support patients through Dicerna’s growing portfolio Operations Overview

Nedosiran: Setting the Stage for Commercial Success Nedosiran has potential to address all patients with PH, regardless of type Mechanism: Nedosiran silences LDHA, the ultimate step in the oxalate production pathway Development Plan: Comprehensive PHYOX development program to evaluate all types of PH Dosing Format: Simple, once-monthly, self-administered subcutaneous injections in patients ≥12 years Data from PHYOX3 present competitive product profile Achievement of 100% normal or near-normal response in participants with PH1 Five of the 17 participants enrolled in the trial achieved normal Uox at three consecutive visits, making them eligible for gradual reduction in fluid intake Commercial preparations underway, with key infrastructure in place and fit-to-purpose as key development and regulatory milestones are achieved Target NDA submission: Q3 2021

Extrahepatic Platform Bob D. Brown, Ph.D. Chief Scientific Officer, Executive Vice President Research & Development

Platform Expansion to Achieve Effective Extrahepatic Delivery

Including Central and Peripheral Nervous Tissues and Other Extrahepatic Tissues



1st Generation GalXC
GalNAc Sugars to bind hepatocyte ASGPR
GalXC
5'
3'
New NA Platforms
± Non-GalNAc ligands (e.g. small molecules, peptides, Fabs, etc.)
Novel nucleic acid constructs with variable secondary structures and chemical compositions

- Our RNAi platform provides remarkable flexibility for medicinal chemistry optimization and expansion
  - We are modifying the fundamental nucleic acid composition of oligonucleotides to enhance drug-like properties
  - Optimization of nucleic acid composition alone can drive significant extrahepatic delivery function
  - We are utilizing a broad range of molecular weights, secondary structures and chemistries
- Targeting moieties are not required for effective extrahepatic delivery
  - Targeting moieties can enhance delivery efficiency after medchem optimization, if needed
- We are testing potent hits against multiple neurological and systemic extrahepatic targets
- These platform advancements can deliver nucleic acid therapeutics with non-RNAi mechanisms of action
  - Enables potential expansion into new target/indication opportunities

68

Abbreviations: NA, nucleic acid; SAR, structure-activity relationship

Dicerna™

Accessing Multiple Cell Types: Delivery to Neurons, Astrocytes and Oligodendrocytes in the Central Nervous System Many neurological disorders are not cell type specific, highlighting the need for a platform that enables delivery and potency in a variety of cell types Modified siRNA payloads have been designed against cell type-specific mRNAs to enable specific cell-type challenges to be identified and overcome: Astrocytes Oligodendrocytes Neurons Our modified platforms are capable of dose-dependent and durable target mRNA suppression after intrathecal injection CNS platforms can be tuned to enhance activity and durability in distinct cell types to treat a variety of neurological diseases Broad mRNA Suppression in the Central Nervous System After Intrathecal Delivery Cell-Type Specific mRNA Silencing in Rodent CNS (7 days) % Target mRNA Remaining [Target mRNA/Ppib mRNA]±SEM Abbreviation: CNS, central nervous system

Medchem/SAR Activity in Mouse CNS After Intrathecal Administration

One 300 µg Dose (≈10 mg/kg equivalent), Target Knockdown at Day 7 vs. Day 28



CNS Target Knockdown at Day 7
CNS Target Knockdown at Day 28
% Target mRNA Remaining
[Target mRNA/Ppib mRNA]±SEM
0
25
50
75
100
125
aCSF
C
D
E
F
G
H
I
J
K
L
M
RNAi Test Articles

- Sense (passenger) strand modifications alone can increase RNAi potency and duration of action
- Initial SAR characterizations in the CNS includes potency, duration and tolerability
- CD68 and other CNS markers of inflammation demonstrate tolerability in both rodents and NHP

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Delivery of Novel Constructs via I.T. versus I.C.M. Administration in Rats Yields Consistent CNS-Wide Target mRNA Knockdown Efficient mRNA Target Reduction Independent of Route of Administration Intrathecal Lumbar vs. Intrathecal Cisterna Magna Administration of in Rats % Target mRNA Remaining [Target mRNA/Ppib mRNA]±SEM CNS Tissue Sample Location i.t. i.c.m. Administration Routes

CNS Tissue Distribution After Intracisternal and Intrathecal Administration Bulk Distribution of RNAi Payload Throughout Rat CNS by in situ Hybridization (ISH) Detection aCSF, brain i.c.m., brain i.t., brain aCSF, spinal cord i.c.m., spinal cord i.t. , spinal cord RNAi Test Article Exposure by ISH (Day 7 After a 1 mg Dose) In situ hybridization visualization of bulk test article tissue distribution in the CNS vs the route of administration Exposure by Administration Route (Day 7 After a 1 mg Dose) Effective target knockdown from the forebrain to the lumbar region and in DRG over a two order of magnitude difference in drug exposure Abbreviation: aCSF, artificial cerebrospinal fluid; DRG, dorsal root ganglia

Durable CNS Target mRNA Knockdown After a Single Dose in Rats 1 mg Dose, i.t. Time (Days) Ongoing mRNA Reduction 160 Days After a Single Lumbar Intrathecal Dose % Target mRNA Remaining [Target mRNA/Ppib mRNA]±SEM Sustained control of target mRNA reduction for at least 160 days (ongoing) The duration of target knockdown is not dependent on the magnitude of initial knock down

Widespread Therapeutic Target mRNA Reduction in Nonhuman Primate (NHP) CNS by RNAi in the Absence of Complex Conjugation Broad Distribution and Target mRNA Reduction 28 Days After a Single 45 mg i.c.m. Dose Target mRNA Reduction Throughout Primate CNS at Day 28 % Target mRNA Remaining [Target mRNA/(GAPDH/RPL23)±SEM % Target mRNA Remaining [Target mRNA/(GAPDH/RPL23)±SEM

Cellular Uptake in NHP CNS After Intracisternal Administration High Resolution Images Reveal Delivery and Intracellular Accumulation in Multiple Cell Types In situ hybridization (ISH) visualization of test article at 20x magnification RT-PCR of target mRNAs confirms intracellular delivery and target knockdown Frontal Cortex aCSF i.c.m. RNAi Parietal Cortex Occipital Cortex Cerebellum Brainstem Lumbar SC aCSF i.c.m. RNAi

New Indications Are Enabled by Delivery To Extrahepatic Non-Neural Tissues Using Nucleic Acid Platforms Without GalNAc Optimized chemistries enables delivery to multiple tissues beyond the liver Delivery to multiple tissues expands the range of important cardiovascular and metabolic targets to access Peripheral tissue delivery is independent of Apolipoprotein E, including muscle 10 mg/kg Subcutaneous Dose in Mice, Target Silencing Measured 14 Days Post-Dose Liver WT ApoE-/- Skeletal Muscle WT ApoE-/- Adipose WT ApoE-/- % Target mRNA Remaining (rel to PBS, Mean±SEM)

Flexible Subcutaneous Dosing Regimens Yield Equivalent Extrahepatic Target Knockdown

Mice, 15 mg/kg Total Exposure, Subcutaneous Administration



Skeletal Muscle
Adipose
% Target mRNA Remaining
(rel to PBS, Mean±SEM)
120
100
80
60
40
20
0
PBS
3 mg/kg qD x 5
7.5 mg/kg qD x 2
7.5 mg/kg qW x 2
15 mg/kg qD x 1

- Multiple effective dosing regimens support flexible subcutaneous clinical development strategies

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Dicerna™

Rodents Are Predictive of Extrahepatic Activity in NHPs SAR and medchem screening in rodents enables rapid, reliable translation into monkeys Mouse Sampled at Two Weeks; NHP Samples at Four Weeks Skeletal Muscle Monkey, Week 4 Mouse, Week 2 Adipose Monkey, Week 4 Mouse, Week 2 % Target mRNA Remaining (rel to PBS, Mean±SEM)

Broadly Distributed Activity Is Observed Within Individual Tissue Types in Nonhuman Primates Target mRNA Measured 4 Weeks After a Single Subcutaneous Dose Soleus Gastrocnemius Bicep Tricep Skeletal Muscles Adipose Tissues Gonadal Subcutaneous Mesenteric Up to 85% target reduction detected in both peripheral tissue types in cynomolgus monkeys Onset of RNAi activity was 1-2 weeks post-dose No adverse effects observed at either dose level % Target mRNA Remaining (rel to PBS, Mean±SEM) Quadricep % Target mRNA Remaining (rel to PBS, Mean±SEM)

Expansion of Dicerna’s Therapeutic Nucleic Acid Platforms and Programs We are developing nucleic acid technologies independent of the hepatic GalNAc/ASGPR system Chemical and structural modifications of our clinical-stage GalXC platform have: Increased the intrinsic drug-like properties of our RNAi and non-RNAi nucleic acid platforms Lowered barriers to intracellular delivery beyond hepatocytes, including systemic and CNS applications Enabled additional mechanisms of action to expand our target/indication spaces beyond RNAi applications We are applying these advances to a range of indications beyond the liver Indications in the CNS, peripheral nervous system and muscle Indications requiring simultaneous liver and adipose tissue targeting, such as cardiometabolic diseases Going Beyond GalXC

Closing Remarks Douglas M. Fambrough, Ph.D., President and Chief Executive Officer

Dicerna: Well Positioned for Near- and Long-Term Success Core pipeline of early and late-stage assets with multiple development milestones over next year+ Nedosiran: A potential best-in-class therapeutic for PH1, PH2 and PH3 RG6346: A Potential best-in-class therapeutic for the treatment of chronic HBV A1AT: Dicerna/Alnylam collaboration to bring forward best A1AT program Collaborations with leading global pharmaceutical and biotech companies expected to yield multiple clinical programs over the coming years and have the potential to provide significant financial upside Unparalleled medicinal chemistry flexibility has enabled us to expand beyond GalNAc mediated delivery to the liver and allows us to create nucleic acid molecules that may address additional tissues and indications Strong balance sheet with cash into 2023 provides runway through projected nedosiran commercialization Diversified Core & Collaborative Pipelines Plus Expanding Technology Platforms to Drive Growth

Q&A Dicerna Management Team